Exhibit 99.2

          Attachment to Form 3 in accordance with instruction 5(b)(v).
                         FORM 3 JOINT FILER INFORMATION


Name and Address:                        D. E. Shaw & Co., L.P.
                                         120 West Forty-Fifth Street
                                         Floor 39, Tower 45
                                         New York, NY 10036
Date of Event Requiring Statement:       3/14/05
Issuer and Ticker Symbol:                Copper Mountain Networks , Inc. (CMTN)
Relationship to Issuer:                  Other (see footnote 1)
Designated Filer:                        D. E. Shaw Laminar Portfolios, L.L.C.
Title of Security:                       Common Stock
Amount of Securities Beneficially Owned: 791,046
Ownership Form:                          See footnote 1
Signature:                               See attached signature page



Name and Address:                        D. E. Shaw & Co., L.L.C.
                                         120 West Forty-Fifth Street
                                         Floor 39, Tower 45
                                         New York, NY 10036
Date of Event Requiring Statement:       3/14/05
Issuer and Ticker Symbol:                Copper Mountain Networks , Inc. (CMTN)
Relationship to Issuer:                  Other (see footnote 1)
Designated Filer:                        D. E. Shaw Laminar Portfolios, L.L.C.
Title of Security:                       Common Stock
Amount of Securities Beneficially Owned: 791,046
Ownership Form:                          See footnote 1
Signature:                               See attached signature page


Name and Address:                        David E. Shaw

                                         120 West Forty-Fifth Street
                                         Floor 39, Tower 45
                                         New York, NY 10036
Date of Event Requiring Statement:       3/14/05
Issuer and Ticker Symbol:                Copper Mountain Networks , Inc. (CMTN)
Relationship to Issuer:                  Other (see footnote 1)
Designated Filer:                        D. E. Shaw Laminar Portfolios, L.L.C.
Title of Security:                       Common Stock
Amount of Securities Beneficially Owned: 791,046
Ownership Form:                          See footnote 1
Signature:                               See attached signature page
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                                        D. E. SHAW & CO., L.P.

                                        By:   /s/ Julius Gaudio
                                              -----------------------------
                                              Name: Julius Gaudio
                                              Title: Managing Director


                                        D. E. SHAW & CO., L.L.C.

                                        By:   /s/ Julius Gaudio
                                              -----------------------------
                                              Name: Julius Gaudio
                                              Title: Managing Director


                                        DAVID E. SHAW

                                        By:   /s/ Julius Gaudio
                                              -----------------------------
                                              Name: Julius Gaudio
                                              Title: Attorney-in-Fact
                                                     for David E. Shaw